NetFone, Inc.
Suite 918
1030 W. Georgia Street
Vancouver, BC, Canada, V6E 4T2
Tel: 604-288-8699 | Fax: 604-662-7950

PURCHASE ORDER

Vendor

Name	Arezqui Belaid
Address	Calle Sepulveda 79, 4-3
City	Barcelona Province: Spain ZIP
Phone	(34) 650 78 43 55

Date	1/4/2007
P.O. No.	070104BRH
Rep	Rafeh Hulays
Email	rhulays@netfone.ca

Qty	Description	Unit Price	TOTAL
1	**Asterisk2billing Istallation Fee** (if required. If not, to be applied to support)	$200.00	$200.00
5	**Support hours** If not required, it will be applied toward custom work ALL IN US DOLLARS	$50.00	$250.00
		SubTotal	$450.00
		Shipping, Clearance & Handling	
	Taxes	PST	$0.00
		GST	$0.00
		TOTAL	$450.00

Payment Details

- ◉ Cash
- ○ Check
- ○ Credit Card

By Paypal Payment

Office Use Only

Shipping Address
NetFone, Inc.
Suite 918 - 1030 West Georgia Street
Vancouver, BC, V6E 2Y3